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Exhibit 10.8.3

AMENDMENT III TO
EXCLUSIVE DISTRIBUTOR AGREEMENT

        This Amendment III is entered into this 1st day of October, 2003 by and between Nassda Corporation located at 2650 San Tomas Expressway, Santa Clara, CA 95051-0953 U.S.A. ("Company") and Marubeni Solutions Corporation located at Higashi 1-26-20, Shibuya-ku, Tokyo 150-0011, Japan ("Distributor").

        WHEREAS, Company and Distributor entered into an Exclusive Distributor Agreement dated October 1, 1999 ("Distributor Agreement"), Amendment dated November 21, 2000 ("Amendment I") and Amendment II dated February 14, 2002 ("Amendment II"), under which Distributor distributes certain software products produced by Company ("Software");

        AND WHEREAS, Company and Distributor desire to amend certain aspects of Distributor Agreement;

        NOW, THEREOF, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Effective Date This Amendment III shall be effective on October l, 2003.
2.	Schedule A Schedule A of this Amendment III shall replace Schedule A of the Distributor Agreement as of the Effective Date.
3.	Schedule B Schedule B of this Amendment III shall replace Schedule B of the Distributor Agreement as of the Effective Date.
4.
Surviving Provisions
Except as expressly provided herein, all terms and conditions of the Distributor Agreement, as amended by the Amendment dated November 21, 2000 and further amended by the Amendment II dated February 14, 2002, shall remain in effect and full force.

Marubeni Distributor Agreement
Amendment III
October 2003

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment III to be executed in duplicate by their duly authorized officers or representatives on the day and year first written above.

NASSDA CORPORATION		MARUBENI SOLUTIONS CORPORATION
/s/ Tammy Liu Authorized Signature		/s/ Tsunesuke Kimura Authorized Signature
By:	Tammy Liu	By:	Tsunesuke Kimura
Its:	CFO	Its:	President & CEO
Date:	10/8/03	Date:	October 1, 2003

Marubeni Distributor Agreement
Amendment III
October 2003

Schedule A
Products and Prices

	Distributor Discounted Price				Nassda [***] List Price
Product Description	Floating perpetual license		Annual Maintenance		Floating perpetual license		Annual Maintenance
NASSDA PRODUCTS:
HSIM-SC (simulates up to 100K transistors)	$	[***]	$	[***]	$	[***]	$	[***]
HSIM-MS (simulates up to 10M transistors)	$	[***]	$	[***]	$	[***]	$	[***]
HSIM-XL (no elements limitation)	$	[***]	$	[***]	$	[***]	$	[***]
LEXSIM (hierachical post-layout simulation)	$	[***]	$	[***]	$	[***]	$	[***]
CRITIC (critical path and clock network analyzer)[2]	$	[***]	$	[***]	$	[***]	$	[***]
HANEX (digital static timing & signal integrity analyzer)	$	[***]	$	[***]	$	[***]	$	[***]
CircuitCheck (Option to HSIM or LEXSIM)	$	[***]	$	[***]	$	[***]	$	[***]
Cadence Analog Artist Integration (HSIM in Artist v4.4.3 to Artist v5.0,S, H only)	$	[***]	$	[***]	$	[***]	$	[***]
Digital Co-Simulation Interface (for HSIM to NC-Sim v3.4 or later,S, H only)	$	[***]	$	[***]	$	[***]	$	[***]
Crosstalk Analysis Option (for HANEX)	$	[***]	$	[***]	$	[***]	$	[***]
OEM PRODUCTS:
nWave (Waveform viewer by Novas Software)	$	[***]	$	[***]	$	[***]	$	[***]
WaveView (Waveform viewer by Sandwork)	$	[***]	$	[***]	$	[***]	$	[***]
WaveView Cadence Integration (Option to WaveView by Sandwork)	$	[***]	$	[***]	$	[***]	$	[***]
VTRAN (VCD & input stimulus translator to HSIM,S only)	$	[***]	$	[***]	$	[***]	$	[***]
NetVision (Netlist visualizer for CRITIC, HANEX)	$	[***]	$	[***]	$	[***]	$	[***]

[***]    Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Marubeni Distributor Agreement
Amendment III
October 2003

Schedule B
Discount Rate & Maintenance Fees

1.	Discount Rate for perpetual licenses: [***]% discount on the Nassda [***] List Price in Schedule A for Nassda products.
[***]% discount on the Nassda [***] List Price in Schedule A for OEM products (nWave, WaveView, WaveView Cadence Integration, VTRAN, and NetVision).
2.	Maintenance Fees for perpetual licenses: [***]% discount on the Nassda [***] List Price in Schedule A for Nassda products.
[***]% discount on the Nassda [***] List Price in Schedule A for OEM products (nWave, WaveView, WaveView Cadence Integration, VTRAN, and NetVision).
3.	Price and Discount Rate for time-based licenses (including maintenance):
[***]
4.
Both parties shall discuss and determine sales quotas for every Nassda fiscal year (October to September), including quota for each calendar quarter. Both parties acknowledge and agree that the sales quotas agreed to shall be the targets, but not constitute any purchase commitment of Distributor.
5.	Both parties agree that the sales quotas for Nassda's fiscal 2004 (October 1, 2003 to September 2004) shall be as follows:
FY2004: Annual Sales Quota of $[***] Net to the Company ("Nassda").
FY 2004: Each calendar quarter sales quota Net to Nassda:
FYQ1	FYQ2	FYQ3	FYQ4	FY04
$[***]	$[***]	$[***]	$[***]	$[***]
FY2004: Cumulative Quarter Sales Quota Net to Nassda:
FYQ1	FYQ2	FYQ3	FYQ4	FY04
$[***]	$[***]	$[***]	$[***]	$[***]

[***]    Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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AMENDMENT III TO EXCLUSIVE DISTRIBUTOR AGREEMENT
Schedule A Products and Prices
Schedule B Discount Rate & Maintenance Fees